DERIVATIVE VALUATION	12 Months Ended
Dec. 31, 2024
M2i Global Inc [Member]
DERIVATIVE VALUATION

 Note 9 — Derivative Valuation

During the year ended November 30, 2024, the Company issued a convertible note (see Footnote 8). The conversion terms of the convertible note are based on certain factors, such as the future price of the Company’s common stock. The number of shares of common stock issuable upon conversion of the promissory note is indeterminate. Due to the exercise terms of the conversion feature becoming available on November 28, 2025, the conversion features in the note met the definition of a derivative and required bifurcation and liability classification at fair value. The fair value of the derivative liability as of the first day of the fourth quarter is $641,447 and was recorded as loss on derivative liability. At the end of the fiscal year ended November 30, 2025, the fair value of the derivative increased by $260,008 which was recorded as a gain on derivative liability. The Company estimates the fair value of convertible note using a Morte Carlos simulation.

During the year ended November 30, 2025, the Company had the following activity in the derivative liability account:

Derivative liability at December 1, 2024	$-
Initial recognition of derivative liability	641,447
(Gain) loss on change in fair value	(260,008)
Derivative liability at November 30, 2025	$381,439

A summary of quantitative information with respect to valuation methodology and significant unobservable income used for the Company’s derivative liability that are categorized within Level 3 of fair value hierarchy for the year ended November 30, 2025 is as follows:

Stock price at valuation date	$0.10-0.11
Risk free interest rate	4.05%-4.15%
Stock volatility factor	200%
Contractual terms (in years)	0.08 – 0.33